EXHIBIT 99.1
                                  ------------

             STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER OF CONSTELLATION BRANDS, INC. REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                              EXCHANGE ACT FILINGS


I, Richard Sands, state and attest that:

(1)     To  the best of my knowledge, based upon a review of the covered reports
        of Constellation   Brands,   Inc.  ("Constellation"),  and,  except   as
        corrected  or  supplemented  in  a  subsequent  covered  report:

        - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with Constellation's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        - Annual Report on Form 10-K for the fiscal year ended February 28, 2002 of Constellation;

        - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Constellation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

        -     any  amendments  to  any  of  the  foregoing.


/s/ Richard Sands
--------------------------------          Subscribed and sworn to before me this
Richard Sands                             21st day of August 2002.
Chairman of the Board, President
and Chief Executive Officer               /s/ H. Elaine Farry
Dated: August 21, 2002                    --------------------------------------
                                          Notary Public
                                          My Commission Expires: May 10, 2003

                                                 H. ELAINE FARRY
                                          Notary Public, State of New York
                                             Qualified in Monroe County
                                          Commission Expires May 10, 2003
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